                                                                   EXHIBIT 10.27


THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS OPTION MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF BY THE ORIGINAL HOLDER HEREOF EXCEPT IN ACCORDANCE WITH SECTION 1.8 HEREOF AND THE STOCKHOLDERS AGREEMENT (AS DEFINED BELOW). THE SECURITIES ISSUABLE UPON EXERCISE OF THIS OPTION MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) EFFECTIVE REGISTRATION STATEMENT(S) UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (ii) RULE 144, RULE 144A OR ANY SUCCESSOR RULE UNDER THE ACT AND ANY SIMILAR RULES UNDER APPLICABLE STATE LAW PERMITTING SUCH DISPOSITION OF SECURITIES IN COMPLIANCE WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS OR
(iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS RELATING TO THE DISPOSITION OF SUCH SECURITIES, PROVIDED THAT THE HOLDER OF SUCH SECURITIES ISSUABLE HEREUNDER DELIVERS AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS OPTION ARE SUBJECT TO CERTAIN RESTRICTIONS WITH RESPECT TO THE TRANSFER THEREOF AS SET FORTH IN THAT CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF APRIL 15, 1998 (AS THE SAME MAY BE AMENDED FROM TIME TO TIME, THE "STOCKHOLDERS AGREEMENT"). IN ADDITION, THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS OPTION ARE SUBJECT TO AN OBLIGATIONS TO SELL AS SET FORTH IN SECTION 1.8 HEREOF AND IN THE STOCKHOLDERS AGREEMENT. A COPY OF SUCH STOCKHOLDERS AGREEMENT MAY BE EXAMINED AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY AND A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST THEREFORE.


                          ADVANCE HOLDING CORPORATION

                            A Virginia corporation

                        OPTION TO PURCHASE COMMON STOCK


          This certifies that for value received Mr. Nicholas F. Taubman (the "Holder"), is entitled to subscribe for and purchase from Advance Holding Corporation, a Virginia corporation (the "Company"), at the then applicable Exercise Price (as defined in Section 1.1 below) at any time during the Option Exercise Period (as defined in Section 1.2 below) an initial maximum of 250,000 fully paid and nonassessable shares (the "Option Shares") of the Company's Class A

Common Stock, par value $0.01 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions hereinafter set forth.

          This Option is subject to the following terms and conditions:


                                   ARTICLE 1

                 OPTION EXERCISE PRICE AND EXERCISE OF OPTION;
                              OBLIGATION TO SELL

          SECTION 1.1    Exercise Price.  This Option, when signed by the
                         --------------
President or a Vice President of the Company and by the Secretary or Assistant Secretary of the Company, shall entitle the Holder to purchase from the Company the number of Option Shares set forth above, at a purchase price per Option Share equal to the Exercise Price, or such adjusted number of shares at such adjusted Exercise Price as may be established from time to time pursuant to the provisions of Article 2 hereof, at any time during the Option Exercise Period (as such term is defined in Section 1.2 below) in accordance with the procedures set forth in Section 1.3 below.

          The "Exercise Price" shall initially be $10.00 per Option Share and shall increase by $2.00 on each anniversary of the date hereof during the Option Exercise Period. Except as the context otherwise requires, the term Exercise Price as used in this Option shall mean the purchase price upon exercise of this Option to purchase one Option Share, reflecting all appropriate adjustments made in accordance with the provisions of Article 2 hereof.

          SECTION 1.2    Exercisability of Option.  This Option shall be
                         ------------------------
exercisable solely by the Holder, in whole or in part, and from time to time during the period commencing on April 16, 1998 and terminating at 5:00 p.m., New York time, on April 15, 2005 (the "Option Exercise Period").

          SECTION 1.3    Procedure for Exercise of Option.  During the Option
                         --------------------------------
Exercise Period, this Option may be exercised by the Holder by surrendering this Option to the Company, or its agent, with the Election to Exercise Form attached to this Option duly completed and executed, accompanied by payment in full to the Company of the Exercise Price in effect at the time of such exercise for each Option Share with respect to which this Option is being exercised. Such Exercise Price shall be paid in full, by delivery of cash or check payable in United States currency to the order of the Company or payment of the Exercise Price by (i) the assignment and transfer by Holder to the Company of outstanding shares of Common Stock theretofore held by Holder or (ii) the surrender of that number of exercisable Options necessary (based on the amount that the aggregate fair market value of the Option Shares covered by the Options being surrendered exceeds the aggregate Exercise Price with respect to such Option Shares), to pay the Exercise Price with respect to those Options being exercised. The date on

                                      2.

which this Option is exercised in accordance with this Section 1.3 is sometimes referred to herein as the "Date of Exercise" of this Option. The fair market value of Option Shares or of Options being surrendered shall be on the Current Market Price determined as set forth in Section 2.1(e).

          SECTION 1.4    Issuance of Common Stock; Issue Tax.  As soon as
                         -----------------------------------
practicable after the Date of Exercise of this Option, the Company shall issue a certificate or certificates for the number of Option Shares to which the Holder is entitled, registered in the Holder's name and shall mail such certificate to the Holder. All Option Shares issued upon the exercise of this Option shall be validly authorized and issued, fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges created by the Company in respect of the issue thereof; provided however that all Option Shares shall be subject to the provisions of that certain Stockholders Agreement dated as of April 15, 1998 (and as the same may be amended from time to time, the "Stockholders' Agreement"). The issuance of certificates for Option Shares shall be made without charge to the Holder for any issue tax in respect thereof. The Holder, for all purposes, shall be deemed to have become the holder of record of the Common Stock represented by the certificate for Option Shares on the Date of Exercise of this Option resulting in the issuance of such Option Shares which shall be the date of issuance, irrespective of the date of delivery of such certificate for Option Shares.

          SECTION 1.5    New Option.  In the event that less than all of the
                         ----------
Option Shares covered by this Option are purchased, the Company shall execute and mail, by first-class mail, and within 20 days of the Date of Exercise, to the Holder a new Option representing the right to purchase the number of Option Shares not purchased upon exercise of the surrendered Option. In no event shall a fraction of an Option Share be issued.

          SECTION 1.6    Reservation of Shares.  The Company shall at all times
                         ---------------------
reserve and keep available for issuance upon the exercise of this Option, free from preemptive rights, a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of this Option.

          SECTION 1.7    Rights of Holder; Voting.  This Option shall not
                         ------------------------
entitle the Holder to any of the rights of a stockholder of the Company, including without limitation the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company (except as provided in Section 2.5).

          SECTION 1.8    Obligation to Sell.
                         ------------------

               (a) In addition to the rights of FS Stockholder (as defined in the Stockholders Agreement) and the obligations of Holder (and any transferee from Holder) as set forth in the Stockholders Agreement, if the FS Stockholder sells to a buyer all of the shares of Common Stock held by the FS Stockholder (whether such sale is by way of purchase, merger or

                                      3.

other form of transaction), FS Stockholder may require the Holder to sell this Option (and, as provided in the Stockholders Agreement, any holder of Option Shares) to such buyer for the same per share consideration (less the then aggregate Exercise Price of this Option, and otherwise pursuant to the terms and conditions applicable to the FS Stockholder for the sale of its shares of Common Stock. In the event the per share consideration for the Common Stock is less than the Exercise Price applicable at the time a binding agreement with respect to such transaction is entered into, this Option shall be canceled without payment to the Holder. In addition, the FS Stockholder may require the Holder to approve or consent to such sale and to execute such agreements, powers of attorney, voting proxies or other instruments and to take such other actions as the FS Stockholder may reasonably request in connection with such sale. The Holder and each holder of Option Shares shall pay the reasonable, incremental out-of-pocket expenses incurred by the FS Stockholder in connection with a sale as a result of the Holder's participation therein.

               (b) The obligations of the Holder pursuant to this Section 1.8 shall be binding on any transferee of this Option, and each of the Holder and any such transferee shall obtain and deliver to the FS Stockholder prior to any transfers (other than transfers constituting a Public Market Sale, as defined in the Stockholders Agreement) a written commitment, in form and substance satisfactory to the FS Stockholder, from such transferee to be bound by such provisions. As provided in the Stockholders Agreement, any holder of Option Shares is bound by the Stockholders Agreement. Any transfer effected in violation of this provision shall be void. The Holders' obligations pursuant to this Section 1.8, and the obligations of any such transferee, shall survive the termination of this Option pursuant to Section 4.5 below. All obligations relating to this Option pursuant to this Section 1.8 shall expire in accordance with the provisions of Section 4.2 of the Stockholders Agreement.

          SECTION 1.9 The Company further agrees (i) that it will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, and (ii) to promptly take all action as may from time to time be required to permit the Holder to exercise this Option and the Company duly and effectively to issue the Option Shares as provided herein upon the exercise hereof. The Company shall cause the Option Shares to be listed or eligible to be quoted for trading on the NASDAQ Stock Market or on any other stock exchange or market on which Common Stock is then listed or eligible to be quoted for trading.

                                      4.

                                   ARTICLE 2

                       ADJUSTMENTS AND NOTICE PROVISIONS

          SECTION 2.1    Adjustment of Exercise Price.  Subject to the
                         ----------------------------
provisions of this Article 2, the Exercise Price in effect from time to time upon the exercise of this Option shall be subject to adjustment, as follows:

               (a) In the event that the Company shall (i) declare a dividend or make a distribution on the outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately after the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately before such dividend, distribution, subdivision, combination or reclassification, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification. Such adjustments shall be made successively whenever any event specified above shall occur.

               (b) In the event that the Company shall fix a record date for the issuance of rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock for less than the Current Market Price (as such term is defined in Section 2.1(e) below) of a share of Common Stock on such record date, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of such Common Stock so offered to such holders would purchase at the Current Market Price (as defined in Section 2.1(e) below) per share on such record date, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered to such holders for subscription or purchase. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such rights or warrants are not so issued or expire unexercised, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such unissued or unexercised rights or warrants had not been issuable.

               (c) In the event that the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock (i) of securities of any class other than Common Stock, (ii) of evidences of its indebtedness, (iii) of assets (excluding cash dividends or

                                      5.

distributions, and dividends or distributions referred to in Section 2.1(a) above) or (iv) of rights, options or warrants to acquire securities of the Company (excluding those rights, options or warrants referred to in Section 2.1(b) above), then in each such case the Exercise Price in effect immediately after the record date shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding on such record date multiplied by the Current Market Price per share on such record date, less the aggregate fair market value as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, of said securities or evidences of indebtedness, assets, rights, options or warrants so distributed to such holders, and the denominator of which shall be the total number of shares of Common Stock outstanding on such record date multiplied by such Current Market Price per share. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, or rights, options or warrants described in clause
(iv) expire without being exercised, the Exercise Price then in effect shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or such rights, options or warrants had not been distributed, as the case may be.

               (d) In the event that the Company shall sell and issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding shares, rights, options, warrants or convertible or exchangeable securities issued in any of the transactions described in Sections 2.1(a), (b) or (c) above), at a price per share of Common Stock (determined, in the event of such rights, options, warrants or convertible or exchangeable securities, by dividing (y) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof by (z) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) lower than the Current Market Price on the date the Company fixes the offering price of such shares, rights, options, warrants or convertible or exchangeable securities, then the Exercise Price shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, (i) the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Price per share, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made but no adjustment shall be made with respect to the issuance of an underlying security for which an adjustment in respect of the related right, option, warrant or convertible or exchangeable security has been made. For the purposes of such adjustment, the shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or

                                      6.

purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities, plus the consideration or premium stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In the event that the Company shall sell and issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent or services, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 2.1(d), the Board of Directors of the Company shall determine, in reasonable good faith, the fair value of said property or services, and such determination, which shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, in the absence of fraud or bad faith, shall be binding upon the Holder. In case the Company shall sell and issue rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the first sentence of this Section 2.1(d), the Board of Directors of the Company shall determine, in reasonable good faith, whose determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit, and such determination, in the absence of fraud or bad faith, shall be binding upon the Holder. For purposes of this Agreement, the term "subsidiary" shall mean any entity or person a majority of whose equity interests are owned by the Company, by a subsidiary of the Company or by the Company and one or more subsidiaries. To the extent any options, warrants or convertible securities subject to this
Section 2.1(d) expire without being exercised or converted, the Exercise Price in effect at such time shall be readjusted to the Exercise Price which would then be in effect if such security had not been issued.

               (e)  For the purpose of any computation under Sections 2.1(b),
(c) or (d) above, the "Current Market Price" at any date (the "Computation Date") shall be deemed to be the average of the daily closing prices of the Common Stock for 20 consecutive trading days ending the tenth trading day before such date. The closing price for each day shall be the last reported sale price or, in case no such reported sale takes place on such date, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed if that is the principal market for the Common Stock or if not listed or admitted to trading on any national securities exchange or if such national securities exchange is not the principal market for the Common Stock, the closing bid price as reported by the Nasdaq National Market or its successor, if any, or such other generally accepted source of publicly reported bid and asked quotations as the Company may reasonably designate. If the price of the Common Stock is not so reported or the Common Stock is not

                                      7.

publicly traded, the Current Market Price per share as of any Computation Date shall be determined by the Board of Directors in reasonable good faith on such basis as it considers appropriate, and such determination, which shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, in the absence of fraud or bad faith, shall be binding upon the Holder.

               (f) All calculations under this Section 2.1 shall be made to the nearest cent.

               (g) For the purposes of all calculations under this Section 2.1, shares of Common Stock or other securities held in the treasury of the Company shall not be deemed to be outstanding, and the sale or other disposition of any shares of Common Stock or other securities held in the treasury of the Company shall be deemed an issuance thereof.

               (h) For purposes of adjusting the Exercise Price pursuant to Sections 2.1(a), (b), (c) or (d) hereof, in no event shall the Exercise Price be adjusted to a price which is less than the par value of Common Stock; provided, however, that in the event such full adjustment would have been made but for this Section 2.1(h), the Exercise Price shall be adjusted to the par value and the number of shares issuable upon exercise of this Option shall still be adjusted in accordance with Section 2.3 below as though such full adjustment in the Exercise Price had been made.

               (i) For purposes of adjusting the Exercise Price pursuant to Sections 2.1(b), (c) or (d) hereof, the following issuances of securities shall be exempt from such provisions: all securities (whether Common Stock or warrants, options or convertible or other securities convertible into or exchangeable for Common Stock) which are issued and sold by the Company constituting (i) the Initial Shares (as defined in the Stockholders Agreement),
(ii) any securities issued or issuable to any employees pursuant to any equity incentive plan, individual agreement, bonus, award, stock purchase plan, stock option plan or other stock agreement or arrangement approved by the Board, (iii) any securities issued in exchange for debt securities of the Company or any subsidiary, provided, that the overall terms of the exchange transaction are fair and in the best interests of the Company as determined in reasonable good faith by the Board and, provided, further, that if the FS Stockholder (as defined in the Stockholder's Agreement) or its Affiliates and the Holder each own debt securities being exchanged, then the Holder shall have been given the right to participate in such exchange on the same terms as the FS Stockholder or its Affiliates; (iv) any securities issued to any source of, or to any party arranging, financing for the Company or any subsidiary of the Company, provided, that the overall terms of the financing transaction involving the issuance of debt and securities are fair and in the best interests of the Company as determined in reasonable good faith by the Board and, provided further, that in the event FS Stockholder or any of its Affiliates is participating in or providing such financing that the Holder has an opportunity to participate, and if he so participates, to purchase or otherwise receive on the same terms his pro rata share of any securities, (v) any securities issued pursuant

                                      8.

to a public offering registered under the Securities Act, and (vi) any securities that are issued or issuable in connection with the acquisition by the Company of any business, business assets or securities from any person other than an affiliate of Freeman, Spogli & Co.

          SECTION 2.2    No Adjustments Required.  No adjustment in the Exercise
                         -----------------------
Price in accordance with the provisions of Section 2.1 hereof, shall be made if such adjustment would amount to a change in such Exercise Price of less than $0.01, provided, however, that the amount by which any adjustment is not made by reason of the provisions of this Section 2.2 shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

          SECTION 2.3    Adjustment to Number of Shares.  Upon each adjustment
                         ------------------------------
of the Exercise Price pursuant to Section 2.1 hereof, this Option shall thereupon evidence the right to purchase that number of Option Shares (calculated to the nearest share) obtained by multiplying the number of Option Shares purchasable immediately prior to such adjustment upon exercise of this Option by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

          SECTION 2.4    Reorganization, Etc..  Subject to Section 1.8(a) and
                         --------------------
the Stockholders Agreement, in case of any capital reorganization of the Company in which the outstanding shares of Common Stock are changed into or exchanged for different securities of the Company or any distribution is made with respect to such shares of Common Stock, other than in the cases referred to in Section
2.1 hereof, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any change whatsoever in or distribution with respect to, the outstanding Common Stock of the Company) or the sale of the assets, property or business of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Option (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of Option Shares which would otherwise have been deliverable upon the exercise of this Option would have been entitled upon such Reorganization if this Option had been exercised in full immediately prior to such Reorganization. In the event of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Option. Subject to
Section 1.8(a) and the Stockholders Agreement, the Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other

                                      9.

securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions. In the event of a sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise this Option shall terminate 30 days after the Company gives written notice to the Holder that such sale or conveyance or other transfer has been consummated.

          SECTION 2.5    Notice of Certain Actions.  In the event the Company
                         -------------------------
shall: (a) declare any dividend payable in capital stock to all holders of Common Stock or make any other distribution to all holders of Common Stock (b) offer to all holders of Common Stock rights to subscribe for or purchase any shares of any class of stock or any other rights or options or (c) effect any reclassification of Common Stock or any capital reorganization, or any consolidation or merger, or any sale, transfer or other disposition of its property, assets and business substantially as an entirety, or the liquidation, dissolution or winding up of the Company, in a transaction which gives the Holder rights under Section 2.1 or Section 2.4; then, in each such case, the Company shall cause written notice of such proposed action to be mailed to the Holder. Such notice shall specify the date on which the books of the Company shall close, or a record be taken, for determining holders of Common Stock entitled to receive such stock dividend or other distribution or such rights or options, or the date on which such reclassification, subdivision, combination, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution, winding up or exchange shall take place or commence, as the case may be, and the date as of which it is expected that holders of record of Common Stock shall be entitled to receive securities or other property deliverable upon such action, if any such date has been fixed. Such notice shall be mailed, in the case of any action covered by Sections 2.5(a) or (b) above, at least fifteen (15) calendar days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer, and, in the case of any action covered by Section 2.5(c) above, at least fifteen (15) calendar days prior to the earlier of the date upon which such action is to take place or any record date to determine the holders of Common Stock which are entitled to receive such securities or other property.

          SECTION 2.6    Notice of Adjustments.  Whenever any adjustment is made
                         ---------------------
pursuant to this Article 2, the Company shall cause written notice certified by the Chief Financial Officer of the Company of such adjustment to be mailed to the Holder within thirty (30) days thereafter, such notice to include in reasonable detail (a) a description of the events precipitating the adjustment and (b) the computation of any adjustments, the Exercise Price, the number of Option Shares or securities or other property purchasable upon exercise of this Option after giving effect to such adjustment. The Company shall provide to the Holder such additional information, including worksheets used in the calculation of any adjustment made pursuant to this Article 2, as the Holder may reasonably request for the purpose of confirming the accuracy of such adjustment.

                                      10.

          SECTION 2.7    Fractional Shares.  The Company shall not be required
                         -----------------
upon the exercise of this Option to issue fractional Option Shares which may result from adjustments in accordance with this Article 2 to the Exercise Price or number of Option Shares purchasable under this Option, or otherwise. With respect to any fraction of an Option Share called for upon the exercise of this Option, the Company shall pay a cash adjustment to the Holder in respect of such final fraction in an amount equal to the same fraction of the market value of a share of Common Stock, as determined by the Board of Directors on the basis of the closing market price per share of Common Stock on the business day next preceding the date of such exercise, or, if the Common Stock is not publicly traded, on such other basis as the Board of Directors in good faith deems appropriate. The Holder, by such Holder's acceptance of this Option, shall expressly waive any right to receive any fractional Option Shares upon exercise of this Option. All calculations under this Section 2.7 shall be made to the nearest hundredth of a share.

          SECTION 2.8    Other Adjustments.  If any event occurs as to which the
                         -----------------
foregoing provisions of this Article 2 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors, fairly protect the purchase rights of the Holder of this Option in accordance with the essential intent and principles of such provisions, then such Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment under this Section 2.8 have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of this Option, or otherwise adversely affect the Holder. Under no circumstances (other than (x) a reverse stock split, (y) a recapitalization or similar transaction in which all holders of Common Stock (and securities exercisable for or convertible into Common Stock, with respect to such exercise or conversion provisions) are treated equally and (z) a merger, in each case in which each outstanding share of Common Stock is converted into less than one share of Common Stock (including, in the case of a merger, of the entity surviving such merger), shall any adjustment pursuant to this Article 2 have the effect of raising the Exercise Price or lowering the number of Option Shares issuable upon exercise of this Option.


                                   ARTICLE 3

                           FORM AND REGISTRATION OF
                     OPTIONS AND OPTION SHARE CERTIFICATES

          SECTION 3.1    Form of Options and Option Share Certificates.  This
                         ---------------------------------------------
Option and certificates for Option Shares shall be issued in registered form only, and may have such letters, numbers or other marks of identification or designation stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Option and such legends, summaries, or endorsements as, in any particular case,

                                      11.

may be required, in the opinion of counsel for the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency.

          SECTION 3.2    Execution of Option and Option Share Certificates.
                         -------------------------------------------------
This Option shall be executed on behalf of the Company by its President or Vice President, either manually or by facsimile signature printed thereon, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of its Secretary or Assistant Secretary. In case any authorized officer of the Company who shall have signed this Option shall cease to be such officer of the Company either before or after delivery thereof by the Company, the signature of such person on this Option, nevertheless, shall be valid and may be issued and delivered to those persons entitled to receive this Option represented thereby with the same force and effect as though the person who signed such Option had not ceased to be such officer of the Company.

          SECTION 3.3    Holder Sole Owner.  Only the Holder shall be entitled
                         -----------------
to be treated as the registered holder of this Option as the owner in fact thereof for all purposes (notwithstanding any notation of ownership or other writing thereon made by anyone) and the Company shall not be bound to recognize any equitable or other claim to or interest in this Option on the part of any other person. Upon request by the Holder, the Company shall register the transfer of this Option that is effected in accordance with the provisions of this Option and the Stockholders Agreement.

          SECTION 3.4    Mutilated, Lost, Stolen or Destroyed Option and Option
                         ------------------------------------------------------
Share Certificates.  In case any of this Option shall be mutilated, lost, stolen
------------------
or destroyed, the Company shall, upon the written request of the holder thereof, issue and deliver to such holder, in replacement therefor, a new Option, as the case may be, of like tenor and representing an equivalent right or interest. If this Option or an Option Share certificate being replaced is mutilated, this Option shall be surrendered to the Company for cancellation. If this Option being replaced is lost, stolen or destroyed, the holder of this Option, shall furnish to the Company such security or indemnity as may be reasonably required by it to save it harmless from any loss as a result of such replacement and evidence satisfactory to the Company of such loss, theft or destruction.

          SECTION 3.5    Restrictions on Dispositions.  The Holder, by
                         ----------------------------
acceptance hereof, represents and warrants to the Company that this Option is being acquired and any Option Shares will be purchased by such Holder for such Holder's own account and not with a view to the distribution thereof in violation of the Securities Act of 1933, as amended (the "Act") or any state securities laws. The Holder may only offer, sell, transfer, pledge, hypothecate or otherwise dispose of this Option or the Option Shares subject to the provisions of Section 1.8 hereof and the Stockholders Agreement (including
Article V thereof, restricting transfer for a two-year period and maintaining certain restrictions thereafter). This Option may only be exercised by the Holder and, upon such exercise, Option Shares will be issued only in the name of the Holder.

                                      12.

          SECTION 3.6    Legends.  This Option shall be subject to a stop-
                         -------
transfer order.

The Option Shares issued upon exercise of this Option shall be subject to a stop-transfer order and the certificate or certificates evidencing any such Option Shares shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) EFFECTIVE REGISTRATION STATEMENT(S) UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, (ii) RULE 144, RULE 144A OR ANY SUCCESSOR RULE UNDER THE ACT AND ANY SIMILAR RULES UNDER APPLICABLE STATE LAWS PERMITTING SUCH DISPOSITION OF SECURITIES IN COMPLIANCE WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS RELATING TO THE DISPOSITION OF SUCH SHARES, PROVIDED THAT THE REGISTERED HOLDER OF SUCH SHARES DELIVERS AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE. THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS WITH RESPECT TO THE TRANSFER THEREOF AS SET FORTH IN THAT CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF APRIL 15, 1998 (AS THE SAME MAY BE AMENDED FROM TIME TO TIME, THE "STOCKHOLDERS AGREEMENT"). A COPY OF SUCH STOCKHOLDERS AGREEMENT MAY BE EXAMINED AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY AND A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST THEREFORE."

Option Share certificates without legend shall be issued if such Option Shares are sold pursuant to an effective registration statement under the Act and any applicable state securities laws or if the Company has received an opinion from counsel, reasonably satisfactory to counsel for the

                                 13.

Company, that such legend is no longer required under the Act or any applicable state securities laws and if the provisions of Section 1.8 and the Stockholders Agreement are no longer in effect with respect to such Option Shares. Each instrument representing any other securities issued in respect of this Option upon any capital reorganization, merger, consolidation or sale, shall (unless such securities have been registered or are exempt from registration under the Securities Act of 1933, as amended) be stamped or otherwise imprinted with a legend substantially in the form set forth above.

                              ARTICLE 4

                            OTHER MATTERS

          SECTION 4.1    Notices.  Any notice or demand which, by the provisions
                         -------
hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) as a party may designate for itself by like notice): (i) if to the Holder, at Nicholas F. Taubman, 2818 Avenham Avenue, Roanoke, Virginia 24014, with a copy to Flippin, Densmore, Morse, Rutherford & Jessee, 300 First Campbell Square, Drawer 1200, Roanoke, Virginia 24006, Attention: Douglas W. Densmore, Facsimile No. (540) 510-3050; (ii) if to a registered holder of any Option Shares, at the most current address given by such holder to the Company in accordance with the provisions of this Section 4, and (iii) if to the Company, at Advance Holding Corporation, c/o Freeman Spogli & Co., Incorporated, 599 Lexington Avenue, New York, NY 10022, Attn: John M. Roth, Facsimile No. (212) 758-7499, with a copy to Riordan & McKinzie, 300 S. Grand Ave., 29/th/ Floor, Los Angeles, CA 90071, Attention: Richard J. Welch, Facsimile No. (213) 229-8550.

          SECTION 4.2    Defects in Notice.  Failure to file any certificate or
                         -----------------
notice or to mail any notice, or any defect in any certificate or notice pursuant to this Option shall not affect in any way the rights of the Holder or any holder of Option Shares or validity of any adjustment made pursuant to
Article 2 hereof, or any transaction giving rise to any such adjustment, or the legality or validity of any action taken or to be taken by the Company.

          SECTION 4.3    Supplements and Amendments.  This Option may only be
                         --------------------------
amended or supplemented, and any waiver or departure from the provisions hereof may only be given, with the written consent of the Company and the Holder and, with respect to Section 1.8, the FS Stockholder.

                                 14.

          SECTION 4.4    Successors.  All of the covenants and provisions of
                         ----------
this Option by or for the benefit of the Company or the Holder shall bind and inure to the benefit of each of them and each of their respective successors and assigns hereunder, including any holder of the Option Shares.

          SECTION 4.5    Termination.  This Option shall terminate at 5:00 p.m.,
                         -----------
New York time on April 15, 2005. Notwithstanding the foregoing, this Option shall terminate on any earlier date when it has been exercised in full. The provisions of Sections 1.8 and 3 shall survive both such terminations.

          SECTION 4.6    Governing Law.  This Option and the rights and
                         -------------
obligations of the parties hereunder shall be construed in accordance with and be governed by the laws (without giving effect to the conflicts of laws principles thereof) of the Commonwealth of Virginia.

          SECTION 4.7    Standing.  Nothing in this Option expressed and nothing
                         --------
that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the registered holder of this Option any right, remedy or claim under or by reason of this Option or of any covenant, condition, stipulation, promise or agreement contained herein.

          SECTION 4.8    Headings.  The descriptive headings of the articles and
                         --------
sections of this Option are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


          IN WITNESS WHEREOF, this Option has been duly executed by the Company under its corporate seal as of the 15th day of April, 1998.

                              ADVANCE HOLDING CORPORATION,
                              a Virginia corporation



                              By: /s/ Garnett E. Smith
                                 _______________________________


                          And By: /s/ J. O'Neil Leftwich
                                 _______________________________

                                 15.

                           ELECTION TO EXERCISE FORM

                       (To be executed only upon partial
                    or full exercise of the within Option)

          The undersigned, the Holder of the within Option, irrevocably exercises the within Option for and purchases _______ shares of Common Stock of Advance Holding Corporation and agrees to make payment thereof in the amount of $__________, all at the price and on the terms and conditions specified in the within Option and requests that a certificate for the shares of Common Stock of Advance Holding Corporation hereby purchased be issued in the name of _________________ and if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Option, that a new Option of like tenor for the number of shares of Common Stock of Advance Holding Corporation not being purchased hereunder be issued in the name of
__________________.

Dated:  __________, _____

                                   By:  ________________________________
                                        Holder



Signature Guaranteed:


______________________________

By:  _________________________
     Title:



NOTICE: The signature on this Election to Exercise Form must be that of Nicholas F. Taubman or the Trustee of the Arthur Taubman Trust dated July 1, 1964 (or, following the distribution of this option from such Trust, a beneficiary thereof). The signature on this Election of Exercise Form must be guaranteed by a commercial bank or trust company in the United States or a member firm of any national securities exchange.